OTHER RECEIVABLES, PREPAID EXPENSES AND ACCRUED INCOME (Details) (USD $)	Dec. 31, 2013	Dec. 31, 2012	Dec. 31, 2013 DCLAP claim [Member]	May 01, 2013 DCLAP claim [Member]	Mar. 31, 2012 DCLAP claim [Member] Loans Receivable [Member]
Accounts, Notes, Loans and Financing Receivable [Line Items]
Loans Receivable, Net			$ 9,100,000	$ 12,000,000
Debt Instrument, Interest Rate, Stated Percentage					12.00%
Prepaid expenses	1,236,000	1,318,000
Other receivables	12,968,000	3,991,000
Income Taxes Receivable	370,000	0
Other receivables, prepaid expenses and accrued income	$ 14,574,000	$ 5,309,000